UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Fund Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2017

Date of reporting period :	September 1, 2016 — August 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Emerging Markets Equity Fund

Annual report
8 | 31 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEMMX

Putnam
Emerging Markets
Equity Fund

Annual report
8 | 31 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

October 13, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and geopolitical risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

The world’s emerging markets — from Indonesia and Brazil to Poland and Turkey — can offer investors attractive opportunities. The economies of these countries can grow faster than their developed market counterparts, and are frequently home to rapidly expanding companies whose potential has yet to be fully discovered by Wall Street analysts.

Guided by decades of experience

Putnam Emerging Markets Equity Fund is led by portfolio manager Daniel J. Graña, who has been investing in emerging-market stocks since 1993 — practically since the inception of the asset class. He is backed by a team of dedicated equity analysts, as well as the broader equity research organization of Putnam Investments.

2 Emerging Markets Equity Fund

Emerging markets have demonstrated outstanding growth results

Advanced economies, such as the United States, the European Union, and Australia, have historically lagged the faster growth rates of emerging markets. A key exception occurred during the 1990s, when emerging markets were set back by several high-profile crises, caused in part by an overreliance on capital from abroad and a lack of economic infrastructure to channel investments into productive purposes.

Following these crises, a number of countries involved implemented structural reforms to stabilize investment and economic development potential. These processes of reform and greater fiscal discipline have continued to the present day, helping many emerging markets become more economically resilient and more attractive from an investment perspective.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

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Daniel has an M.B.A. from Northwestern University Kellogg School of Management, and two B.S. degrees from Massachusetts Institute of Technology. He joined Putnam in 1999 and has been in the investment industry since 1993.

Daniel, please describe the market environment for the fund’s 12-month reporting period ended August 31, 2017.

Emerging markets were generally buoyant, generating robust returns well above the long-term average for a 12-month period. It’s fair to say that these positive conditions came as a pleasant surprise. At the start of the period in September 2016, the U.S. Federal Reserve was communicating its intention to make a series of interest-rate increases. At the same time, U.S. national elections were creating considerable uncertainty regarding trade policy. Both of these factors were detrimental to emerging markets. The U.S. economy historically has played a significant role in the performance of emerging markets, as a source of capital flows and as a source of export demand for emerging markets that have oriented their economies to produce for U.S. consumers.

Of even greater concern was the campaign promises of then-candidate, now-president, Donald Trump. Two of his top agenda items were to renegotiate trade agreements with Mexico and China. He also campaigned on launching an infrastructure building program in the United States that would lead to a massive

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Allocations are shown as a percentage of the fund’s net assets as of 8/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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increase in federal spending, and perhaps borrowing, putting more upward pressure on interest rates.

How did the fund perform in this environment?

Despite these risks, emerging-market stocks rallied. The fund appreciated by 25.07%, which was a bit better than the 24.53% return of its benchmark index, the MSCI Emerging Markets Index [ND].

How were you able to achieve outperformance? What were some of the stocks that contributed?

Stock selection was key to the fund’s outperformance. In terms of contributors, one of the top performers was Alibaba, an internet retailer in China with a business model much like that of Amazon in the United States. The fund’s position in this stock was an overweight versus the index, and the company benefited from the ongoing rapid increase in online retailing, which has recently been progressing even more rapidly in China than in the United States. We believe that Alibaba also has opportunities to add new lines of business, including financial services for consumers. Part of our thesis is that Alibaba has opportunities to deepen its ecosystem, and the market appears to be recognizing this as well.

The portfolio also owned an overweight position in Chinese containerboard manufacturer Nine Dragons Paper Holdings. This company benefited from China’s growing emphasis on sustainable economic development. Nine Dragons, a dominant player in the industry, has invested in environmentally-friendly production processes. This was beneficial as authorities have been cracking down on heavy polluters, forcing some of them to close. Constraining industry capacity in this way led to a rebound in containerboard pricing for Nine Dragons. After the stock appreciated, we exited the position at a profit.

Outside of Asia, one of the top portfolio contributors was Banco Macro, a leading Argentine bank. With what we believe is a high-quality management team, Banco Macro successfully navigated many years of macroeconomic policy that harmed the Argentine economy. More recently, a reform program has begun to improve the economy. We believe that the bank has favorable growth opportunities ahead, by expanding credit services from a very low base. This out-of-benchmark stock performed well during the reporting period, and we maintained the position at period end.

What were some positions that disappointed your expectations?

The portfolio holds Basso, a company in Taiwan that manufactures an important component of pneumatic drills. The drills are sold globally and have represented a major product line marketed to U.S. consumers and contractors through retailers like Home Depot. While demand has been solid for drills, Basso experienced temporary excess inventory that caused the company to miss its sales targets for several months. We have confidence that the management team has solved the problem and can maintain the company’s competitive position. It is an out-of-benchmark pick, and we maintained it in the portfolio at period end.

The fund also holds Lukoil, a Russian energy company, as an overweight versus the benchmark. Lukoil has historically been very shareholder-friendly, and it stood to benefit from a recovery in oil prices, in our view. We thought it would also benefit from the Trump administration, which appeared likely to lift or soften economic sanctions in place since

Emerging Markets Equity Fund 7

Russia’s violation of Ukraine’s sovereignty. However, the federal investigations into interference originating from Russia in the 2016 U.S. presidential election have made it challenging politically to remove the sanctions. After adding to the Lukoil position earlier in the reporting period, we decided to trim it toward period end, but it remains an overweight versus the benchmark.

A small position in an out-of-benchmark stock, Nemak, also underperformed the index. We built a position in this Mexican auto parts manufacturer when it appeared earlier this year that Trump’s bark would be worse than his bite when it came to trade policy. We believed Nemak was well managed, undervalued, and had an attractive specialty in making aluminum auto parts, which help to enhance automobile fuel efficiency. However, the U.S. administration subsequently initiated a renegotiation of the North American Free Trade Agreement [NAFTA] with the governments of Canada and Mexico, causing uncertainty that hurt the stock. Also, Trump’s Environmental Protection Agency is likely to dilute fuel-efficiency standards, in our view, which would give major automakers less incentive to use aluminum parts. We decided to exit the position in Nemak.

What is your outlook for conditions in emerging markets in the coming months?

We have a balanced but cautious outlook. We find a number of companies in emerging markets to be attractive on a fundamental basis, but a number of risks cloud the macro environment. Emerging-market valuations are 30% more expensive in dollars today than at the beginning of the reporting period, making them more susceptible to disappointments, in our view.

In our view, markets do not seem to be adequately priced to reflect several key risks. First, the Fed has not only raised rates, it has also begun to reduce its balance sheet, further constraining liquidity. Meanwhile, China has begun to withdraw stimulus measures that were put in place to maintain economic stability in the run-up to that nation’s October 2017 national party meeting.

Perhaps our biggest concern is that the Trump administration will pivot back to trade issues. The White House can act unilaterally on trade with minimal oversight from Congress, and might choose to do this to appeal to Trump’s base in the electorate ahead of the 2018 mid-term Congressional elections. The United States might take a hard line in NAFTA

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Emerging Markets Equity Fund

negotiations, and pressure China on trade matters to induce China to help restrain North Korea’s belligerent actions.

The rally of the past year reminds us that some risks remain unrealized, which encourages us to have a balanced outlook for the year ahead.

Daniel, thanks for discussing the fund and your strategy today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Emerging Markets Equity Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/29/08)
Before sales charge	52.74%	4.86%	41.41%	7.18%	11.35%	3.65%	25.07%
After sales charge	43.95	4.17	33.28	5.91	4.95	1.62	17.88
Class B (9/29/08)
Before CDSC	43.84	4.16	36.06	6.35	8.85	2.87	24.07
After CDSC	43.84	4.16	34.06	6.04	5.85	1.91	19.07
Class C (9/29/08)
Before CDSC	42.93	4.08	36.18	6.37	8.90	2.88	24.07
After CDSC	42.93	4.08	36.18	6.37	8.90	2.88	23.07
Class M (9/29/08)
Before sales charge	46.18	4.35	37.86	6.63	9.74	3.15	24.39
After sales charge	41.06	3.93	33.04	5.88	5.90	1.93	20.04
Class R (9/29/08)
Net asset value	49.32	4.60	39.48	6.88	10.55	3.40	24.69
Class Y (9/29/08)
Net asset value	56.21	5.13	43.00	7.41	12.22	3.92	25.34

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Emerging Markets Equity Fund

Comparative index returns For periods ended 8/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
MSCI Emerging
Markets Index (ND)	73.95%	6.40%	29.43%	5.30%	7.31%	2.38%	24.53%
Lipper Emerging
Markets Funds	77.89	6.50	29.40	5.15	5.66	1.74	21.88
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/17, there were 815, 646, 453, and 232 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,384 and $14,293, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,106. A $10,000 investment in the fund’s class R and Y shares would have been valued at $14,932 and $15,621, respectively.

Fund price and distribution information For the 12-month period ended 8/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.084		$0.022	$0.024	$0.038		$0.085	$0.107
Capital gains	—		—	—	—		—	—
Total	$0.084		$0.022	$0.024	$0.038		$0.085	$0.107
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
8/31/16	$9.54	$10.12	$9.22	$9.19	$9.35	$9.69	$9.53	$9.64
8/31/17	11.82	12.54	11.41	11.37	11.58	12.00	11.77	11.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Emerging Markets Equity Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/29/08)
Before sales charge	53.90%	4.91%	35.47%	6.26%	19.52%	6.13%	23.69%
After sales charge	45.05	4.22	27.68	5.01	12.65	4.05	16.58
Class B (9/29/08)
Before CDSC	44.93	4.21	30.38	5.45	16.81	5.32	22.81
After CDSC	44.93	4.21	28.38	5.12	13.81	4.41	17.81
Class C (9/29/08)
Before CDSC	43.94	4.13	30.48	5.46	16.88	5.34	22.80
After CDSC	43.94	4.13	30.48	5.46	16.88	5.34	21.80
Class M (9/29/08)
Before sales charge	47.19	4.39	32.14	5.73	17.64	5.57	23.01
After sales charge	42.04	3.97	27.52	4.98	13.53	4.32	18.71
Class R (9/29/08)
Net asset value	50.46	4.64	33.72	5.98	18.53	5.83	23.44
Class Y (9/29/08)
Net asset value	57.52	5.18	37.16	6.52	20.36	6.37	24.07

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Emerging Markets Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year
ended 8/31/16*†	1.69%	2.44%	2.44%	2.19%	1.94%	1.44%
Total annual operating expenses for the
fiscal year ended 8/31/16*	2.24%	2.99%	2.99%	2.74%	2.49%	1.99%
Annualized expense ratio for the
six-month period ended 8/31/17‡	1.62%	2.37%	2.37%	2.12%	1.87%	1.37%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/17.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/17 to 8/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$9.07	$13.24	$13.24	$11.85	$10.46	$7.67
Ending value (after expenses)	$1,221.10	$1,216.40	$1,216.00	$1,217.70	$1,219.70	$1,222.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Emerging Markets Equity Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/17, use the following calculation method. To find the value of your investment on 3/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$8.24	$12.03	$12.03	$10.76	$9.50	$6.97
Ending value (after expenses)	$1,017.04	$1,013.26	$1,013.26	$1,014.52	$1,015.78	$1,018.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Emerging Markets Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing,

Emerging Markets Equity Fund 15

and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2017, Putnam employees had approximately $501,000,000 and the Trustees had approximately $89,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Emerging Markets Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Emerging Markets Equity Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

18 Emerging Markets Equity Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses, reduced to 25 basis points effective September 1, 2016, and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least December 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for

Emerging Markets Equity Fund 19

your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally

20 Emerging Markets Equity Fund

strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Emerging Markets Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 844, 628 and 444 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of

Emerging Markets Equity Fund 21

client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Emerging Markets Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Equity Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Equity Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 13, 2017

24 Emerging Markets Equity Fund

The fund’s portfolio 8/31/17

COMMON STOCKS (93.9%)*	Shares	Value
Auto components (1.2%)
Hankook Tire Co., Ltd. (South Korea)	5,575	$291,595
Minth Group, Ltd. (China)	96,000	444,187
		735,782
Banks (17.2%)
Banco Macro SA ADR (Argentina)	6,462	670,820
Bank of China, Ltd. (China)	1,679,000	887,916
Bank Tabungan Negara Persero Tbk PT (Indonesia)	1,329,100	299,749
Capitec Bank Holdings, Ltd. (South Africa)	5,972	413,398
China Construction Bank Corp. (China)	1,399,000	1,227,239
CTBC Financial Holding Co., Ltd. (Taiwan)	988,000	640,314
Dubai Islamic Bank PJSC (United Arab Emirates)	298,574	495,063
Grupo Supervielle SA ADR (Argentina)	23,214	474,262
Hana Financial Group, Inc. (South Korea)	11,740	509,933
HDFC Bank, Ltd. (India)	21,638	600,247
Industrial & Commercial Bank of China, Ltd. (China)	1,669,000	1,255,324
Itau Unibanco Holding SA ADR (Preference) (Brazil)	68,641	876,546
Itausa — Investimentos Itau SA (Preference) (Brazil)	105,758	342,688
Moneta Money Bank AS (Czech Republic)	136,566	478,876
Sberbank of Russia PJSC ADR (Russia)	75,508	1,030,684
		10,203,059
Beverages (0.4%)
Thai Beverage PCL (Thailand)	317,400	217,868
		217,868
Capital markets (0.7%)
Edelweiss Financial Services, Ltd. (India)	107,653	417,079
		417,079
Chemicals (3.2%)
Asian Paints, Ltd. (India)	11,547	211,042
Formosa Plastics Corp. (Taiwan)	122,000	380,269
Grand Pacific Petrochemical (Taiwan)	396,000	336,183
Hanwha Chemical Corp. (South Korea)	15,319	482,450
LG Chemical, Ltd. (South Korea)	1,426	478,665
		1,888,609
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
		2
Communications equipment (0.6%)
Sterlite Technologies, Ltd. (India) †	97,278	336,295
		336,295
Construction and engineering (3.2%)
China Communications Construction Co., Ltd. (China)	235,000	314,389
China State Construction International Holdings, Ltd. (China)	276,000	399,976
CTCI Corp. (Taiwan)	261,000	422,516
Dilip Buildcon, Ltd. (India) †	36,218	341,890
KEC International, Ltd. (India)	89,386	438,129
		1,916,900

Emerging Markets Equity Fund 25

COMMON STOCKS (93.9%)* cont.	Shares	Value
Construction materials (0.5%)
Waskita Beton Precast Tbk PT (Indonesia)	9,925,400	$324,817
		324,817
Consumer finance (1.7%)
KRUK SA (Poland)	5,162	493,366
UNIFIN Financiera, SAB de CV SOFOM, E.N.R. (Mexico)	148,865	512,057
		1,005,423
Diversified consumer services (1.8%)
Fu Shou Yuan International Group, Ltd. (China)	733,000	491,315
Ser Educacional SA 144A (Brazil)	59,300	549,889
		1,041,204
Electric utilities (2.3%)
Inter RAO UES PJSC (Russia)	3,611,859	244,418
Pampa Energia SA ADR (Argentina) †	4,085	249,226
Power Grid Corp. of India, Ltd. (India)	164,852	565,939
RusHydro PJSC ADR (Russia)	201,094	284,548
		1,344,131
Electrical equipment (0.9%)
KEI Industries, Ltd. (India)	140,281	561,945
		561,945
Electronic equipment, instruments, and components (1.3%)
Elite Material Co., Ltd. (Taiwan)	97,000	490,550
Hollysys Automation Technologies, Ltd. (China)	14,449	293,893
		784,443
Food and staples retail (3.6%)
Atacadao Distribuicao Comercio e Industria, Ltda. (Brazil) †	60,134	301,831
BIM Birlesik Magazalar AS (Turkey)	15,763	349,163
Dino Polska SA 144A (Poland) †	28,459	470,527
Robinsons Retail Holdings, Inc. (Philippines)	245,820	435,961
X5 Retail Group NV GDR (Russia) †	13,592	554,554
		2,112,036
Food products (0.6%)
WH Group, Ltd. (Hong Kong)	344,000	359,692
		359,692
Health-care providers and services (0.9%)
Qualicorp SA (Brazil)	49,586	548,969
		548,969
Hotels, restaurants, and leisure (1.3%)
Bloomberry Resorts Corp. (Philippines) †	1,870,500	410,070
Modetour Network, Inc. (South Korea)	13,927	336,728
		746,798
Household durables (3.1%)
Basso Industry Corp. (Taiwan)	192,000	572,495
Coway Co., Ltd. (South Korea)	4,475	392,499
FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Germany) † ∆∆ F	2	2
MRV Engenharia e Participacoes SA (Brazil)	127,412	546,020
Nien Made Enterprise Co., Ltd. (Taiwan)	29,000	313,099
		1,824,115

26 Emerging Markets Equity Fund

COMMON STOCKS (93.9%)* cont.	Shares	Value
Insurance (7.1%)
AIA Group, Ltd. (Hong Kong)	72,600	$557,520
China Life Insurance Co., Ltd. (Taiwan) †	341,000	377,495
Discovery, Ltd. (South Africa)	44,096	510,492
Dongbu Insurance Co., Ltd. (South Korea)	4,490	300,160
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	8,908	364,767
ING Life Insurance Korea, Ltd. (South Korea) †	11,501	450,101
IRB Brasil Resseguros S/A (Brazil) †	59,153	563,747
Ping An Insurance Group Co. of China, Ltd. (China)	140,000	1,112,803
		4,237,085
Internet and direct marketing retail (—%)
Global Fashion Holding SA (acquired 8/2/13, cost $87,766) (Private)
(Luxembourg) † ∆∆ F	2,072	22,332
		22,332
Internet software and services (12.2%)
Alibaba Group Holding, Ltd. ADR (China) †	19,975	3,430,507
Delivery Hero Holding GmbH (acquired 6/12/15, cost $161,742) (Private)
(Germany) † ∆∆ F	6,300	203,171
Delivery Hero Holding GmbH (Germany) †	2,270	81,340
Tencent Holdings, Ltd. (China)	82,500	3,505,546
		7,220,564
IT Services (0.5%)
Chinasoft International, Ltd. (China)	602,000	321,615
		321,615
Machinery (0.5%)
Jain Irrigation Systems, Ltd. (India) †	178,789	275,828
		275,828
Media (3.9%)
Megacable Holdings SAB de CV (Units) (Mexico)	95,177	410,641
Naspers, Ltd. Class N (South Africa)	8,294	1,875,077
Workpoint Entertainment PCL (Foreign depositary shares) (Thailand)	16,000	35,416
		2,321,134
Metals and mining (2.1%)
Hindalco Industries, Ltd. (India)	113,284	422,495
Korea Zinc Co., Ltd. (South Korea)	959	438,820
United Co. RUSAL PLC (RUSAL) (Russia)	565,000	391,439
		1,252,754
Multiline retail (1.7%)
El Puerto de Liverpool SAB de CV (Mexico)	56,000	498,603
Poya International Co., Ltd. (Taiwan)	39,260	510,761
		1,009,364
Oil, gas, and consumable fuels (3.0%)
Lukoil PJSC ADR (Russia)	12,449	625,562
Petroleo Brasileiro SA — Petrobras ADR (Brazil) †	22,471	201,790
Petroleo Brasileiro SA — Petrobras ADR (Preference) (Brazil) †	15,100	130,917
Petronet LNG, Ltd. (India)	111,817	397,746
PTT PCL (Foreign depositary shares) (Thailand)	34,800	418,166
		1,774,181

Emerging Markets Equity Fund 27

COMMON STOCKS (93.9%)* cont.			Shares	Value
Pharmaceuticals (2.2%)
China Traditional Chinese Medicine Holdings Co., Ltd. (China)			812,000	$491,921
Richter Gedeon Nyrt (Hungary)			22,675	590,064
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (China)			67,500	253,753
				1,335,738
Professional services (0.7%)
Sporton International, Inc. (Taiwan)			76,000	401,591
				401,591
Road and rail (0.5%)
Localiza Rent a Car SA (Brazil)			16,053	303,685
				303,685
Semiconductors and semiconductor equipment (3.7%)
SK Hynix, Inc. (South Korea)			10,952	673,856
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)			213,889	1,539,747
				2,213,603
Software (0.8%)
NCSOFT Corp. (South Korea)			1,442	493,201
				493,201
Specialty retail (0.9%)
Beauty Community PCL (Foreign depositary shares) (Thailand)			677,400	281,527
PC Jeweller, Ltd. (India)			45,016	250,125
				531,652
Technology hardware, storage, and peripherals (5.6%)
Casetek Holdings, Ltd. (Taiwan)			116,000	384,604
Samsung Electronics Co., Ltd. (South Korea)			1,213	2,504,791
Samsung Electronics Co., Ltd. (Preference) (South Korea)			249	418,054
				3,307,449
Textiles, apparel, and luxury goods (0.4%)
CCC SA (Poland)			3,596	264,309
				264,309
Thrifts and mortgage finance (0.8%)
Dewan Housing Finance Corp., Ltd. (India) †			61,776	488,769
				488,769
Water utilities (1.0%)
China Water Affairs Group, Ltd. (China)			1,004,000	580,973
				580,973
Wireless telecommunication services (1.8%)
PLAY Communications SA (Poland) †			32,256	325,517
Safaricom, Ltd. (Kenya)			1,382,400	342,744
Turkcell Iletisim Hizmetleri AS (Turkey)			105,654	404,126
				1,072,387
Total common stocks (cost $46,062,477)				$55,797,381

	Expiration	Strike
WARRANTS (2.5%)*	date	price	Warrants	Value
Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	3/22/18	$0.00	13,073	$410,006
Jiangsu NHWA Pharmaceutical Co., Ltd.
144A (China) †	7/27/18	0.00	97,400	204,341
Qingdao Haier Co., Ltd. 144A (China) †	9/24/18	0.00	139,500	296,742

28 Emerging Markets Equity Fund

	Expiration		Strike
WARRANTS (2.5%)* cont.	date		price	Warrants	Value
Shanghai International Airport Co., Ltd.
144A (China)	5/7/18		$0.00	59,500	$351,756
Wuliangye Yibin Co., Ltd. 144A (China)	4/12/18		0.00	26,900	226,270
Total warrants (cost $1,393,691)					$1,489,115

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
UBS AG
IShares MSCI Emerging
Markets ETF (Put)	Nov-17/$42.00	$3,160,291		$70,495	$36,074
IShares MSCI Emerging
Markets ETF (Put)	Oct-17/41.00	3,133,438		69,896	13,987
Total purchased options outstanding (cost $105,311)					$50,061

CONVERTIBLE PREFERRED STOCKS (—%)*				Shares	Value
Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $10,574)
(Luxembourg) (Private) † ∆∆ F				1,396	$15,348
Total convertible preferred stocks (cost $10,574)					$15,348

SHORT-TERM INVESTMENTS (2.6%)*				Shares	Value
Putnam Short Term Investment Fund 1.15% L				1,560,755	$1,560,755
Total short-term investments (cost $1,560,755)					$1,560,755

TOTAL INVESTMENTS
Total investments (cost $49,132,808)					$58,912,660

Key to holding’s currency abbreviations

HKD	Hong Kong Dollar
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $59,397,680.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $240,855, or 0.4% of net assets.

Emerging Markets Equity Fund 29

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $3,728,003 to cover certain derivative contracts and the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	27.3%	Hong Kong	1.6%
South Korea	13.8	Philippines	1.4
Taiwan	10.8	Turkey	1.3
India	9.0	Indonesia	1.1
Brazil	7.4	Hungary	1.0
Russia	5.3	United Arab Emirates	0.8
South Africa	4.8	Czech Republic	0.8
United States	2.7	Saudi Arabia	0.7
Poland	2.6	Kenya	0.6
Mexico	2.4	Germany	0.5
Argentina	2.4	Luxembourg	0.1
Thailand	1.6	Total	100.0%

WRITTEN OPTIONS OUTSTANDING at 8/31/17 (premiums $118,648)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Citibank, N.A.
Alibaba Group Holding,
Ltd. ADR (Call)	Nov-17/$185.00	$574,299	$3,344	$17,124
UBS AG
Alibaba Group Holding,
Ltd. ADR (Call)	Nov-17/170.00	574,299	3,344	37,709
IShares MSCI Emerging
Markets ETF (Put)	Nov-17/40.00	3,160,291	70,495	20,416
IShares MSCI Emerging
Markets ETF (Put)	Oct-17/39.00	3,133,438	69,896	8,038
Tencent Holdings, Ltd. (Call)	Nov-17/HKD 320.00	330,019	7,850	24,348
Total				$107,635

30 Emerging Markets Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$4,461,482	$4,012,874	$22,334
Consumer staples	1,676,075	1,013,521	—
Energy	1,376,435	397,746	—
Financials	6,861,999	9,489,416	—
Health care	1,139,033	745,674	—
Industrials	303,685	3,156,264	2
Information technology	3,805,740	10,668,259	203,171
Materials	—	3,466,180	—
Telecommunication services	1,072,387	—	—
Utilities	778,192	1,146,912	—
Total common stocks	21,475,028	34,096,846	225,507

Convertible preferred stocks	—	—	15,348
Purchased options outstanding	—	50,061	—
Warrants	—	1,489,115	—
Short-term investments	1,560,755	—	—
Totals by level	$23,035,783	$35,636,022	$240,855

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(107,635)	$—
Totals by level	$—	$(107,635)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 31

Statement of assets and liabilities 8/31/17

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $47,572,053)	$57,351,905
Affiliated issuers (identified cost $1,560,755) (Note 5)	1,560,755
Foreign currency (cost $213,371) (Note 1)	213,393
Dividends, interest and other receivables	77,612
Receivable for shares of the fund sold	258,001
Receivable for investments sold	921,533
Prepaid assets	55,749
Total assets	60,438,948

LIABILITIES
Payable to custodian	5,871
Payable for investments purchased	604,419
Payable for shares of the fund repurchased	38,517
Payable for compensation of Manager (Note 2)	7,237
Payable for custodian fees (Note 2)	34,551
Payable for investor servicing fees (Note 2)	4,140
Payable for Trustee compensation and expenses (Note 2)	7,280
Payable for administrative services (Note 2)	188
Payable for distribution fees (Note 2)	16,823
Payable for auditing and tax fees	58,154
Payable for taxes on foreign capital gains	137,871
Written options outstanding, at value (premiums $118,648) (Note 1)	107,635
Other accrued expenses	18,582
Total liabilities	1,041,268
Net assets	$59,397,680

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$55,375,582
Undistributed net investment income (Note 1)	82,773
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(5,713,442)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	9,652,767
Total — Representing net assets applicable to capital shares outstanding	$59,397,680

(Continued on next page)

32 Emerging Markets Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($28,407,848 divided by 2,404,188 shares)	$11.82
Offering price per class A share (100/94.25 of $11.82)*	$12.54
Net asset value and offering price per class B share ($2,054,473 divided by 180,049 shares)**	$11.41
Net asset value and offering price per class C share ($4,475,019 divided by 393,719 shares)**	$11.37
Net asset value and redemption price per class M share ($569,018 divided by 49,156 shares)	$11.58
Offering price per class M share (100/96.50 of $11.58)*	$12.00
Net asset value, offering price and redemption price per class R share
($1,009,686 divided by 85,812 shares)	$11.77
Net asset value, offering price and redemption price per class Y share
($22,881,636 divided by 1,916,308 shares)	$11.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 33

Statement of operations Year ended 8/31/17

INVESTMENT INCOME
Dividends (net of foreign tax of $105,211)	$906,890
Interest (including interest income of $10,630 from investments in affiliated issuers) (Note 5)	10,634
Total investment income	917,524

EXPENSES
Compensation of Manager (Note 2)	391,131
Investor servicing fees (Note 2)	103,985
Custodian fees (Note 2)	66,146
Trustee compensation and expenses (Note 2)	2,453
Distribution fees (Note 2)	107,990
Administrative services (Note 2)	1,226
Auditing and tax fees	81,701
Blue sky expense	81,536
Other	33,696
Fees waived and reimbursed by Manager (Note 2)	(182,137)
Total expenses	687,727
Expense reduction (Note 2)	(20,594)
Net expenses	667,133

Net investment income	250,391

Net realized gain on securities from unaffiliated issuers (net of foreign tax of $19,869)
(Notes 1 and 3)	3,552,830
Net realized loss on forward currency contracts (Note 1)	(115,630)
Net realized loss on foreign currency transactions (Note 1)	(32,707)
Net realized gain on swap contracts (Note 1)	58,547
Net realized gain on written options (Note 1)	83,600
Net unrealized appreciation of securities in unaffiliated issuers (net of foreign tax of $137,871)
during the year	6,723,294
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	731
Net unrealized appreciation of swap contracts during the year	20,855
Net unrealized appreciation of written options during the year	11,013
Net gain on investments	10,302,533

Net increase in net assets resulting from operations	$10,552,924

The accompanying notes are an integral part of these financial statements.

34 Emerging Markets Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/17	Year ended 8/31/16
Operations
Net investment income	$250,391	$78,663
Net realized gain (loss) on investments
and foreign currency transactions	3,546,640	(2,438,544)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	6,755,893	6,709,305
Net increase in net assets resulting from operations	10,552,924	4,349,424
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(172,097)	(260,457)
Class B	(4,137)	(6,394)
Class C	(7,407)	(10,966)
Class M	(1,453)	(2,930)
Class R	(6,335)	—
Class Y	(146,561)	(105,994)
Increase (decrease) from capital share transactions (Note 4)	14,258,550	(781,040)
Total increase in net assets	24,473,484	3,181,643

NET ASSETS
Beginning of year	34,924,196	31,742,553
End of year including undistributed net investment
income of $82,773 and $341,237, respectively)	$59,397,680	$34,924,196

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[c]	(%)
Class A
August 31, 2017	$9.54	.05	2.31	2.36	(.08)	(.08)	—	$11.82	25.07	$28,408	1.63	.55	137
August 31, 2016	8.44	.02	1.19	1.21	(.11)	(.11)	—	9.54	14.41	19,784	1.65[e]	.25[e]	156
August 31, 2015	10.93	.09	(2.50)	(2.41)	(.08)	(.08)	—	8.44	(22.19)	20,490	1.61	.86	157
August 31, 2014	8.96	.04	1.97	2.01	(.04)	(.04)	—	10.93	22.46	28,671	1.55	.44	125
August 31, 2013	8.68	.05	.28	.33	(.05)	(.05)	—[f]	8.96	3.71	23,617	1.54	.52	157
Class B
August 31, 2017	$9.22	(.02)	2.23	2.21	(.02)	(.02)	—	$11.41	24.07	$2,054	2.38	(.22)	137
August 31, 2016	8.15	(.04)	1.14	1.10	(.03)	(.03)	—	9.22	13.57	1,727	2.40[e]	(.46)[e]	156
August 31, 2015	10.55	.02	(2.42)	(2.40)	—	—	—	8.15	(22.75)	1,599	2.36	.16	157
August 31, 2014	8.69	(.03)	1.89	1.86	—	—	—	10.55	21.40	2,064	2.30	(.34)	125
August 31, 2013	8.44	(.02)	.27	.25	—	—	—[f]	8.69	2.96	2,118	2.29	(.21)	157
Class C
August 31, 2017	$9.19	(.02)	2.22	2.20	(.02)	(.02)	—	$11.37	24.07	$4,475	2.38	(.19)	137
August 31, 2016	8.13	(.04)	1.14	1.10	(.04)	(.04)	—	9.19	13.55	2,802	2.40[e]	(.45)[e]	156
August 31, 2015	10.53	.01	(2.40)	(2.39)	(.01)	(.01)	—	8.13	(22.70)	2,322	2.36	.11	157
August 31, 2014	8.67	(.03)	1.89	1.86	—	—	—	10.53	21.45	2,858	2.30	(.31)	125
August 31, 2013	8.42	(.02)	.27	.25	—	—	—[f]	8.67	2.97	2,163	2.29	(.17)	157
Class M
August 31, 2017	$9.35	.01	2.26	2.27	(.04)	(.04)	—	$11.58	24.39	$569	2.13	.09	137
August 31, 2016	8.27	(.02)	1.16	1.14	(.06)	(.06)	—	9.35	13.91	377	2.15[e]	(.24)[e]	156
August 31, 2015	10.70	.03	(2.44)	(2.41)	(.02)	(.02)	—	8.27	(22.55)	365	2.11	.35	157
August 31, 2014	8.79	(.01)	1.92	1.91	—	—	—	10.70	21.73	493	2.05	(.06)	125
August 31, 2013	8.52	.01	.26	.27	—[f]	—[f]	—[f]	8.79	3.20	455	2.04	.08	157
Class R
August 31, 2017	$9.53	.04	2.29	2.33	(.09)	(.09)	—	$11.77	24.69	$1,010	1.88	.36	137
August 31, 2016	8.35	.03[g]	1.15	1.18	—	—	—	9.53	14.13	661	1.90[e]	.34[e,g]	156
August 31, 2015	10.81	.06	(2.46)	(2.40)	(.06)	(.06)	—	8.35	(22.32)	477	1.86	.63	157
August 31, 2014	8.88	.03	1.92	1.95	(.02)	(.02)	—	10.81	21.98	602	1.80	.31	125
August 31, 2013	8.62	.04	.26	.30	(.04)	(.04)	—[f]	8.88	3.43	278	1.79	.42	157
Class Y
August 31, 2017	$9.64	.10	2.31	2.41	(.11)	(.11)	—	$11.94	25.34	$22,882	1.38	.94	137
August 31, 2016	8.53	.06[g]	1.18	1.24	(.13)	(.13)	—	9.64	14.69	9,573	1.40[e]	.63[e,g]	156
August 31, 2015	11.04	.11	(2.52)	(2.41)	(.10)	(.10)	—	8.53	(21.93)	6,490	1.36	1.12	157
August 31, 2014	9.06	.07	1.97	2.04	(.06)	(.06)	—	11.04	22.59	8,597	1.30	.73	125
August 31, 2013	8.78	.08	.27	.35	(.07)	(.07)	—[f]	9.06	3.94	5,576	1.29	.85	157

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Emerging Markets Equity Fund	Emerging Markets Equity Fund 37

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets
August 31, 2017	0.43%
August 31, 2016	0.55
August 31, 2015	0.42
August 31, 2014	0.37
August 31, 2013	0.28

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Amount represents less than $0.01 per share.

g The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

38 Emerging Markets Equity Fund

Notes to financial statements 8/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through August 31, 2017.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Emerging Markets Equity Fund 39

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

40 Emerging Markets Equity Fund

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in

Emerging Markets Equity Fund 41

the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $57,574 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any,

42 Emerging Markets Equity Fund

are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$3,129,940	$2,457,510	$5,587,450

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized gains and losses on passive foreign investment companies, from unrealized gains and losses on passive foreign investment companies and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $170,865 to decrease undistributed net investment income and $170,865 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,175,278
Unrealized depreciation	(510,980)
Net unrealized appreciation	9,664,298
Undistributed ordinary income	83,348
Capital loss carryforward	(5,587,450)
Cost for federal income tax purposes	$49,140,727

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance

Emerging Markets Equity Fund 43

adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.924% of the fund’s average net assets before an increase of $2,888 (0.007% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $182,137 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$51,797	Class R	1,941
Class B	4,442	Class Y	37,068
Class C	7,708	Total	$103,985
Class M	1,029

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund

44 Emerging Markets Equity Fund

also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $98 under the expense offset arrangements and by $20,496 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $36, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$52,105
Class B	1.00%	1.00%	17,857
Class C	1.00%	1.00%	31,004
Class M	1.00%	0.75%	3,110
Class R	1.00%	0.50%	3,914
Total			$107,990

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,516 and $209 from the sale of class A and class M shares, respectively, and received $837 and $51 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$66,532,799	$54,612,746
U.S. government securities (Long-term)	—	—
Total	$66,532,799	$54,612,746

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Emerging Markets Equity Fund 45

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	836,079	$8,816,976	499,606	$4,341,166
Shares issued in connection with
reinvestment of distributions	18,827	166,809	29,330	255,172
	854,906	8,983,785	528,936	4,596,338
Shares repurchased	(523,552)	(5,135,200)	(882,909)	(7,670,201)
Net increase (decrease)	331,354	$3,848,585	(353,973)	$(3,073,863)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	62,549	$583,434	36,160	$303,237
Shares issued in connection with
reinvestment of distributions	475	4,083	742	6,268
	63,024	587,517	36,902	309,505
Shares repurchased	(70,222)	(663,658)	(45,832)	(380,037)
Net decrease	(7,198)	$(76,141)	(8,930)	$(70,532)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	173,974	$1,754,950	119,328	$1,011,442
Shares issued in connection with
reinvestment of distributions	814	6,978	1,189	10,010
	174,788	1,761,928	120,517	1,021,452
Shares repurchased	(86,043)	(806,407)	(101,245)	(839,032)
Net increase	88,745	$955,521	19,272	$182,420

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	17,844	$179,843	6,289	$54,079
Shares issued in connection with
reinvestment of distributions	167	1,453	343	2,930
	18,011	181,296	6,632	57,009
Shares repurchased	(9,206)	(87,484)	(10,370)	(87,652)
Net increase (decrease)	8,805	$93,812	(3,738)	$(30,643)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	18,349	$178,859	64,932	$596,188
Shares issued in connection with
reinvestment of distributions	628	5,555	—	—
	18,977	184,414	64,932	596,188
Shares repurchased	(2,552)	(24,614)	(52,604)	(435,640)
Net increase	16,425	$159,800	12,328	$160,548

46 Emerging Markets Equity Fund

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,478,639	$14,756,569	371,118	$3,246,304
Shares issued in connection with
reinvestment of distributions	16,098	143,919	11,631	102,124
	1,494,737	14,900,488	382,749	3,348,428
Shares repurchased	(570,955)	(5,623,515)	(150,783)	(1,297,398)
Net increase	923,782	$9,276,973	231,966	$2,051,030

At the close of the reporting period, a shareholder of record owned 10.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/16	cost	proceeds	income	of 8/31/17
Short-term investments
Putnam Short Term
Investment Fund**	$1,033,678	$29,264,499	$28,737,422	$10,630	$1,560,755
Total Short-term
investments	$1,033,678	$29,264,499	$28,737,422	$10,630	$1,560,755

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$76,000
Written equity option contracts (contract amount)	$79,000
Forward currency contracts (contract amount)	$480,000
OTC total return swap contracts (notional)	$160,000
Warrants (number of warrants)	230,000

Emerging Markets Equity Fund 47

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$1,539,176	Payables	$107,635
Total		$1,539,176		$107,635

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$(115,630)	$—	$(115,630)
Equity contracts	104,072	(64,678)	—	58,547	$97,941
Total	$104,072	$(64,678)	$(115,630)	$58,547	$(17,689)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Warrants	Options	Swaps	Total
Equity contracts	$(54,062)	$(44,237)	$20,855	$(77,444)
Total	$(54,062)	$(44,237)	$20,855	$(77,444)

48 Emerging Markets Equity Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	UBS AG	Total
Assets:
Purchased options**#	$—	$50,061	$50,061
Total Assets	$—	$50,061	$50,061
Liabilities:
Written options #	$17,124	$90,511	$107,635
Total Liabilities	$17,124	$90,511	$107,635
Total Financial and Derivative Net Assets	$(17,124)	$(40,450)	$(57,574)
Total collateral received (pledged)†##	$—	$—
Net amount	$(17,124)	$(40,450)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $1,005,244, or $0.20 per share (for all classes of shares). Taxes paid to foreign countries were $125,080, or $0.02 per share (for all classes of shares).

The fund designated 1.28% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Emerging Markets Equity Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

50 Emerging Markets Equity Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2017, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Emerging Markets Equity Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 Emerging Markets Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
Independent Registered Public	James F. Clark
Accounting Firm	Vice President and
KPMG LLP	Chief Compliance Officer

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN065 307761 10/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2017	$55,874	$ —	$5,500	$ —
August 31, 2016	$49,867	$ —	$5,350	$ —

For the fiscal years ended August 31, 2017 and August 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,500 and $5,350 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2017	$ —	$ —	$ —	$ —
August 31, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 27, 2017